SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 28, 2013

Date of Report (Date of earliest event reported)

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UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431

(Commission File Number)

22-3282551

(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On August 28, 2013, Unity Bancorp, Inc. (“Company”), parent company of Unity Bank, completed the repurchase of the warrant to purchase 764,788 shares of the Company’s common stock issued to the U.S. Department of the Treasury (“Treasury”) as part of the Company’s participation in the Treasury’s Capital Purchase Program.  On August 28, 2013, the Company entered into a letter agreement (the “Warrant Letter Agreement”) with Treasury pursuant to which the Company paid a repurchase price of $2.7 million for the outstanding warrant held by Treasury.

The Warrant Letter Agreement that the Company negotiated with Treasury is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1             Warrant Letter Agreement dated August 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.

(Registrant)

Date:  August 28, 2013

By: /s/     Alan J. Bedner

Alan J. Bedner

EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #            DESCRIPTION

Exhibit 10.1             Warrant Letter Agreement dated August 28, 2013.